EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jupitermedia Corporation (the “Company”) on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher J. Baudouin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHRISTOPHER J. BAUDOUIN

Christopher J. Baudouin Chief Financial Officer March 28, 2003

This certification is made solely for the purpose of 18 U.S.C. § 1350, subject to the knowledge standard therein, and not for any other purpose.

          Jupitermedia Corporation dismissed Arthur Andersen LLP on May 9, 2002, and subsequently engaged Deloitte & Touche LLP as its independent auditors.  The predecessor auditors’ report appearing below is a copy of Arthur Andersen LLP’s previously issued opinion dated March 14, 2002.  Since Jupitermedia Corporation is unable to obtain a manually signed audit report, a copy of Arthur Andersen LLP’s most recent signed and dated report has been included to satisfy filing requirements, as permitted under Rule 2-02(e) of Regulation S-X.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
ON FINANCIAL STATEMENT SCHEDULE

To the Board of Directors of INT Media Group, Incorporated:

          We have audited with generally accepted auditing standards the consolidated financial statements of INT Media Group, Incorporated included in this Form 10-K and have issued our report thereon dated March 14, 2002.  Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole.  Schedule II is the responsibility of the company’s management and is presented for purposes of complying with the Securities and Exchange Commission’s rules and is not part of the basic financial statements.  Schedule II has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, fairly states in all material respects the financial data required to be set forth therein in relation to the basic financial statements as a whole.

ARTHUR ANDERSEN LLP

Stamford, Connecticut
March 14, 2002

INDEPENDENT AUDITORS’ REPORT ON SCHEDULE

To the Board of Directors and Stockholders of
Jupitermedia Corporation
Darien, Connecticut

          We have audited the consolidated financial statements of Jupitermedia Corporation and subsidiaries (the “Company”) as of and for the year ended December 31, 2002 and have issued our report thereon dated February 11, 2003 (which report expresses an unqualified opinion and includes explanatory paragraphs relating to the Company’s change in its method of accounting for goodwill and other intangible assets in 2002 and relating to the application of procedures relating to certain disclosures of financial statement amounts related to the 2000 and 2001 financial statements that were audited by other auditors who have ceased operations and for which we have expressed no opinion or other form of assurance other than with respect to such disclosures); such financial statements and report are included in this Form 10-K.  Our audit of the financial statements referred to in our aforementioned report also included the 2002 financial statement schedule of Jupitermedia Corporation and subsidiaries, listed in Item 15.  This 2002 financial statement schedule is the responsibility of the Company’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, such 2002 financial statement schedule, when considered in relation to the basic 2002 consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein. The consolidated financial statements and financial statement schedule of the Company as of December 31, 2001 and for the years ended December 31, 2000 and 2001were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those consolidated financial statements and  financial statement schedule in their reports dated March 14, 2002.

DELOITTE & TOUCHE LLP

Stamford, Connecticut
February 11, 2003

Schedule II – Valuation and Qualifying Accounts

Allowance for Doubtful Accounts

Jupitermedia Corporation
(in thousands)

	Year Ended December 31,

	2000	2001	2002

Balance, beginning of year	$712	$2,359	$1,810
Provision (benefit) charged to (deducted from) statement of operations	2,776	4,383	(162)
Deductions from accounts receivable to which they apply	(1,129)	(4,932)	(592)

Balance, end of year	$2,359	$1,810	$1,056